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Exhibit 10.9
Addendum No. 1
EXECUTION COPY

AMENDMENT NO. 1 TO DISTRIBUTOR AGREEMENT

        This AMENDMENT NO. 1 TO DISTRIBUTOR AGREEMENT (the "Amendment") dated as of December 9, 2000 (the "Effective Date"), is by and between Ethicon EndoSurgery, Inc., an Ohio corporation ("EES"), and Fischer Imaging Corporation, a Delaware corporation ("Fischer").

Preliminary Statement

        Pursuant to a Distributor Agreement dated December 8, 1998 (the "Agreement") Fischer and EES set forth a commercial relationship including the grant by Fischer to EES of the right to distribute Fischer's stereotactic X-ray imaging products on an exclusive basis in Germany and Italy and a non-exclusive basis in the remainder of Europe. Fischer and EES wish to expand the exclusive territories and revise transfer pricing for the products as set forth below.

        ACCORDINGLY, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

        All defined terms used but not otherwise defined herein shall have the meanings given to such term in the Agreement.

ARTICLE II
EFFECTIVE DATE

        Unless otherwise specified herein, all amendments to the Agreement shall be effective as of the Effective Date.

ARTICLE III
EXPANSION OF EXCLUSIVE TERRITORY

        The definition of Exclusive Territory in Section 1.02 of the 1998 Agreement shall be amended by deleting the existing definition and substituting in lieu thereof the following:

        "Exclusive Territory" shall mean the countries of the continent of Europe, the countries of the region known as the Middle East and the country of South Africa.

        The definition of Non-Exclusive Territory in Section 1.04 of the 1998 Agreement shall be deleted in its entirety.

        Section 2.02(a) of the 1998 Agreement "Appointment" shall be deleted in its entirety and the following substituted in lieu thereof:

        "(a) the authorized, independent Distributor of the Products in the Exclusive Territory. EES shall have exclusive distribution rights in the Exclusive Territory for the Products during the Term so long as EES sells a minimum of twenty five (25) new stereotactic tables in the Exclusive Territory on an annual basis. If EES does not meet the requirements for exclusivity set forth above, the right of EES to distribute the Products in the Exclusive Territory shall be converted to non-exclusive rights during the subsequent twelve month period. While EES meets the requirement for exclusivity set forth above, Fischer and its Affiliates may not themselves, nor may they appoint a distributor or cause an existing distributor to sell or distribute new or used Products in the Exclusive Territory."

        Section 2.02(b) of the 1998 Agreement regarding the distribution of Product in the Non-Exclusive Territory shall be deleted in its entirety and the following substituted in lieu thereof:

        "(b) Fischer's exclusive agent to sell Products to Fischer's existing dealers in the Exclusive Territory who are described in the attached Schedule I, such Products to be sold at List Prices less 30%."

ARTICLE IV
ELIMINATION OF REBATE IN EXCLUSIVE TERRITORIES

        Section 2.07. of the 1998 Agreement "Rebate in Exclusive Territories" shall be deleted in its entirety.

ARTICLE V
PERFORMANCE BY FISCHER

        Section 4.08 of the 1998 Agreement, "Fischer European Infrastructure" shall be amended by providing that Fischer shall expand the Fischer European Infrastructure to include the following Employees:

  •
  One (1) Product Manager who speaks English & German (Full Time position)

  •
  Two (2) Applications Specialists who can perform training in English and German, and preferably French (At least Full Time Equivalents)

  •
  One (1) Service Manager based in Germany who speaks English and German (Full Time position)

  •
  Three (3) Service Engineers based in Germany, who speak German and English (Full Time positions)

  •
  One (1) Service Engineer based in Italy who speaks Italian and English (Full Time position)

  •
  One Administrative Assistant, based in Germany, who speaks German and English as a minimum, and preferably also French and/or Italian (Full Time position).

ARTICLE VI
EES RENEWAL OPTIONS

        Section 9.01 of the 1998 Agreement, "Term; Termination" shall be amended by adding the following to the end of Section 9.0 1(a):

        "This Agreement may be renewed at the option of ESS for up to two additional two-year periods (each, a "Renewal Period") if the following conditions are met:

          (a)   EES maintaining purchase volume sufficient to maintain exclusivity in the Territory in the final twelve months of the Agreement or any subsequent Renewal Period.

          (b)   EES provides written notice to Fischer of its intent to renew the agreement no later than six months prior to the end of the Term of the agreement or any subsequent Renewal Period.

          (c)   Within thirty days of receiving such renewal notice from EES, Fischer shall initiate good faith negotiations on transfer pricing for the Products and any other appropriate terms and conditions to be applicable during the Renewal Period provided that any such changes in transfer pricing shall only consider customary inflationary cost changes and significant increases or decreases in manufacturing costs, and provided further any such changes shall be subject to audit by EES."

ARTICLE VII
TRANSFER PRICING

        Exhibit B of the Agreement is hereby deleted in its entirety and Exhibit B attached to this Amendment shall be substituted in lieu thereof.

ARTICLE VIII
AGREEMENT IN FULL FORCE AND EFFECT

        Except as otherwise set out in this Amendment, all other provisions of the Agreement remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers thereunto duly authorized as of the date first-above written.

ETHICON ENDO-SURGERY, INC.
By:	/s/ RICHARD DAKERS
Name:	Richard Dakers
Title:	V.P. WW Business Development
FISCHER IMAGING CORPORATION
By:	/s/ LOU RIVELLI
Name:	Lou Rivelli
Title:	President, CEO

EXHIBIT B
TRANSFER PRICES

A.
NEW PRODUCTS

Systems:

Mammotest Plus:	$[****]
Mammotest Plus 5:	$[****]
MammoSound:	(Pricing to be agreed prior to EES order placement)
Options:		EES Transfer Prices			Fischer List Prices
a.	Laser camera interface:	$	[****	]	$	[****	]
b.	DICOM interface:	$	[****	]	$	[****	]
c.	HFX two bucky system:	$	[****	]	$	[****	]
d.	SiteSelect adapter:	$	[****	]	$	[****	]
e.	Transport Option (enables roll-on/roll-off for mobile services)	$	[****	]	$	[****	]
f.	Bard Monopty Gun Holder Assembly		Pricing to be agreed
g.	Manon PRO-MAG 2.2 Gun Holder Assembly		Pricing to be agreed

****Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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AMENDMENT NO. 1 TO DISTRIBUTOR AGREEMENT